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                                                                   EXHIBIT 99.2


                       NOTICE OF GUARANTEED DELIVERY FOR
                                CITICASTERS INC.
           (FORMERLY KNOWN AS GREAT AMERICAN COMMUNICATIONS COMPANY)

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Citicasters Inc. (the "Company"), (formerly known as Great American Communications Company), pursuant to the Prospectus, dated July ___, 1994 (the "Prospectus"), if certificates for Series A Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., Eastern Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Securities Transfer Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

TO:  SECURITIES TRANSFER COMPANY, the Exchange Agent

       BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT COURIER:
                             ONE EAST FOURTH STREET
                                   SUITE 1201
                             CINCINNATI, OHIO 45202

                                 BY FACSIMILE:
                        (513) 287-8270 OR (513) 621-1583

                             CONFIRM BY TELEPHONE:
                        (513) 579-2414 OR (800) 368-3417

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Series A Notes Tendered:

$______________________________   If Series A Notes will be delivered by
                                  book-entry transfer to The Depository
                                  Trust Company, provide account number.
Certificate Nos. (if available):

________________________________

Total Principal Amount Represented by
  Series A Notes Certificate(s):

$________________________________    Account Number___________________________

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________________________________________________________________________________
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
________________________________________________________________________________
                                           PLEASE SIGN HERE

X  _____________________________           _________________________________

X  _____________________________           _________________________________
   Signature(s) of Owner(s)                Date
   or Authorized Signatory


   Area Code and Telephone Number: ________________________________________

  Must be signed by the holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Series A Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_________________________________         ___________________________________
          Name of Firm                           Authorized Signature

_________________________________         ___________________________________
            Address                                      Title

_________________________________         Name:______________________________
                      Zip Code                  (Please Type or Print)
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Dated:____________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS FORM. CERTIFICATES FOR SERIES A NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.